UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 11, 2026, Senmiao Technology Limited., a Nevada corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 3,135,844 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement filed with the Securities and Exchange Commission on May 15, 2026, are as follows:

Proposal 1: The Company’s stockholders elected the following five nominees as directors, to serve until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Ronggang (Jonathan) Zhang	2,353,697	7,368	818,056
Chong Chen	2,353,707	7,358	818,056
Si (Simon) Li	2,353,752	7,313	818,056
Jie Gao	2,353,747	7,318	818,056
Xiaojuan Lin	2,353,662	7,403	818,056

Proposal 2: The Company’s stockholders voted to ratify appointment of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2026 by the following vote:

For	Against	Abstentions
3,150,280	28,202	639

Proposal 3: The Company’s stockholders voted to approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of Common Stock underlying the warrants issued pursuant to the Securities Purchase Agreement dated November 14, 2025 (“Warrant Share Issuance Proposal”) by the following vote:

For	Against	Abstentions	Broker Non-Votes
2,334,904	26,127	34	818,057

Proposal 4: The Company’s stockholders voted to authorize (but not require) the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock at any time prior to the Company’s next annual meeting of stockholders, with an aggregate ratio of up to one-for-one hundred (1:100), with the exact timing and ratio to be determined by the Board of Directors in its sole discretion (“Reverse Stock Split Proposal”) by the following vote:

For	Against	Abstentions
2,794,305	384,729	87

Proposal 5: The Company’s stockholders voted to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000 (“Authorized Share Increase Proposal”) by the following vote:

For	Against	Abstentions
2,747,548	383,827	47,746

Proposal 6: The Company’s stockholders voted to approve the issuance of shares of Common Stock and warrants to purchase shares of Common Stock (the “PIPE Warrants”) in connection with the Company’s private placement of up to $11,000,000 pursuant to the Securities Purchase Agreement dated April 23, 2026 (the “PIPE Proposal”) by the following vote:

For	Against	Abstentions	Broker Non-Votes
2,331,324	28,248	1,493	818,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Senmiao Technology Limited.

Date: June 12, 2026	/s/ Ronggang (Jonathan) Zhang
Ronggang (Jonathan) Zhang, Chairman and Chief Executive Officer

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